Response to Item 77D- Policies with
respect to security investment

Eaton Vance Diversified Currency Income
Fund
Material changes to the investment policies of the Fund are described in one or more supplements to the Fund's prospectus and SAI, filed pursuant to Rule 497 under the Securities Act of 1933, as amended, and are incorporated herein by reference.

Eaton Vance Emerging Markets Local
Income Fund
Material changes to the investment policies of the Fund are described in one or more supplements to the Fund's prospectus and SAI, filed pursuant to Rule 497 under the Securities Act of 1933, as amended, and are incorporated herein by reference.

Eaton Vance Global Dividend Income
Fund
Material changes to the investment policies of the Fund are described in one or more supplements to the Fund's prospectus, summary prospectus and SAI, filed pursuant to Rule 497 under the Securities Act of 1933, as amended, and are incorporated herein by reference.

Eaton Vance Global Macro Absolute
Return Advantage Fund
Material changes to the investment policies of the Fund are described in one or more supplements to the Fund's prospectus and SAI, filed pursuant to Rule 497 under the Securities Act of 1933, as amended, and are incorporated herein by reference.

Eaton Vance Global Macro Absolute
Return Fund
Material changes to the investment policies of the Fund are described in one or more supplements to the Fund's prospectus and SAI, filed pursuant to Rule 497 under the Securities Act of 1933, as amended, and are incorporated herein by reference.

Eaton Vance Low Duration Government
Income Fund (now, Eaton Vance Short
Duration Government Income Fund)
Material changes to the investment policies of the Fund are described in one or more supplements to the Fund's and SAI , filed pursuant to Rule 497 under the Securities Act of 1933, as amended, and are incorporated herein by reference.

Eaton Vance Multi-Strategy Absolute
Return Fund
Material changes to the investment policies of the Fund are described in one or more supplements to the Fund's prospectus and SAI, filed pursuant to Rule 497 under the Securities Act of 1933, as amended, and are incorporated herein by reference.

Eaton Vance Multi-Strategy All Market
Fund
Material changes to the investment policies of the Fund are described in one or more supplements to the Fund's prospectus and SAI, filed pursuant to Rule 497 under the Securities Act of 1933, as amended, and are incorporated herein by reference.

Eaton Vance Strategic Income Fund (now,
Eaton Vance Short Duration Strategic
Income Fund)
Material changes to the investment policies of the Fund are described in one or more supplements to the Fund's prospectus, summary prospectus and SAI, filed pursuant to Rule 497 under the Securities Act of 1933, as amended, and are incorporated herein by reference.



Eaton Vance Tax-Managed Equity Asset
Allocation Fund
Material changes to the investment policies of the Fund are described in one or more supplements to the Fund's prospectus, summary prospectus and SAI, filed pursuant to Rule 497 under the Securities Act of 1933, as amended, and are incorporated herein by reference.

Eaton Vance Tax-Managed Global
Dividend Income Fund
Material changes to the investment policies of the Fund are described in one or more supplements to the Fund's prospectus, summary prospectus and SAI, filed pursuant to Rule 497 under the Securities Act of 1933, as amended, and are incorporated herein by reference.

Eaton Vance Tax-Managed Multi-Cap
Growth Fund
Material changes to the investment policies of the Fund are described in one or more supplements to the Fund's prospectus, summary prospectus and SAI, filed pursuant to Rule 497 under the Securities Act of 1933, as amended, and are incorporated herein by reference.

Eaton Vance Tax-Managed Small-Cap
Value Fund
Material changes to the investment policies of the Fund are described in one or more supplements to the Fund's prospectus, summary prospectus and SAI, filed pursuant to Rule 497 under the Securities Act of 1933, as amended, and are incorporated herein by reference.

Parametric Market Neutral Fund
Material changes to the investment policies of the Fund are described in one or more supplements to the Fund's prospectus and summary prospectus, filed pursuant to Rule
497 under the Securities Act of 1933, as amended, and are incorporated herein by reference.